                                                                                                       EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

Navistar International Corporation:

We consent to the  incorporation  by reference  in this  Registration  Statement  on Form S-8 of our reports  dated
December 10, 2001, appearing in the Annual Report on Form 10-K of Navistar  International  Corporation for the year ended October 31, 2001.

/s/ Deloitte & Touche, LLP
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    DELOITTE & TOUCHE LLP
    April 19, 2002
    Chicago, Illinois

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